UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2018

XEROX CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Merritt 7

Norwalk, Connecticut

06851

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 968-3000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	On July 31, 2018, Registrant held its Annual Meeting of Shareholders.

(b)	Shareholders voted on the matters set forth below as follows:

1.    Election of directors. All nominees for director were elected.

Name	For	Against	Abstain	Non Votes
Gregory Q. Brown	192,771,424.75	10,032,862.73	626,172.30	21,574,793.00
Jonathan Christodoro	163,002,419.49	39,860,689.75	567,350.54	21,574,793.00
Keith Cozza	186,962,953.04	15,758,519.64	708,987.10	21,574,793.00
Joseph J. Echevarria	193,810,281.33	9,040,816.14	579,362.30	21,574,793.00
Nicholas Graziano	190,228,013.09	12,628,994.15	573,452.54	21,574,793.00
Cheryl G. Krongard	183,267,245.46	19,598,569.56	564,644.77	21,574,793.00
Scott Letier	195,005,369.59	7,851,302.81	573,787.38	21,574,793.00
Sara Martinez Tucker	193,713,290.49	9,145,064.63	572,104.66	21,574,793.00
Giovanni (“John”) Visentin	198,246,528.58	4,618,671.78	565,259.42	21,574,793.00

2.    Ratification of selection of PricewaterhouseCoopers LLP as Registrant’s independent registered public accounting firm for 2018. The selection of PricewaterhouseCoopers LLP was ratified.

For	Against	Abstain	Non Votes
221,078,463.56	3,231,857.78	694,778.44	0

3.    Approval, on an advisory basis, of the 2017 compensation of Registrant’s Named Executive Officers, as disclosed in Registrant’s 2018 Proxy Statement. The 2017 compensation of Registrant’s Named Executive Officers, as disclosed in Registrant’s 2018 Proxy Statement, was approved on an advisory basis.

For	Against	Abstain	Non Votes
130,209,425.51	72,342,950.48	878,058.78	21,574,793.00

4.    Authorization of adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the foregoing proposals. The proposal to authorize adjournment of the Annual Meeting was approved.

For	Against	Abstain	Non Votes
149,093,628.22	74,885,607.80	1,026,016.75	0

(c)	Not Applicable

Item 8.01.	Other Events

In accordance with historical practice, the Company expects to hold the 2019 Annual Meeting of Shareholders on May 23, 2019. Any shareholder wishing to make a nomination for director or wishing to introduce any business at the 2019 Annual Meeting of Shareholders (other than a proposal submitted for inclusion in the Company’s proxy materials) must provide the Company advance notice of such nominee or business, which must be received by the Company no earlier than November 12, 2018 and no later than December 12, 2018. Any such notice must comply with requirements set forth in our By-laws. Nominations for director must be accompanied by a written consent of the nominee consenting to being named as a nominee and serving as a director if elected. Proposals and other items of business should be directed to Xerox Corporation, 201 Merritt 7, Norwalk, CT 06851-1056, Attention: Corporate Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this Report to be signed on its behalf by the undersigned duly authorized.

XEROX CORPORATION

By:	/s/ Douglas H. Marshall
Douglas H. Marshall
Assistant Secretary

Date: August 3, 2018